FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2001



                        OMEGA HEALTHCARE INVESTORS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    Maryland
                                    --------
                 (State or other jurisdiction of incorporation)


                001-11316                            38-3041398
                ---------                            ----------
         (Commission File Number)       (IRS Employer Identification Number)


          900 Victors Way, Suite 350, Ann Arbor, Michigan       48108
          ------------------------------------------------      -----
           (Address of principal executive offices)          (Zip Code)


                                 (734) 887-0200
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by Omega Healthcare Investors, Inc. on
               October 30, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  October 31, 2001            OMEGA HEALTHCARE INVESTORS, INC.



                                              By:  /s/ C. Taylor Pickett
                                                  ----------------------
                                                  C. Taylor Pickett
                                                  Chief Executive Officer


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